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                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The certification set forth below is being submitted in connection with the Quarterly Report of International Paper Company (the "Company") on Form 10-Q for the quarterly period ending June 30, 2003 for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code.

John T. Dillon, Chief Executive Officer of the Company, and Christopher P. Liddell, Chief Financial Officer of the Company, each certify that, to the best of his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John T. Dillon
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John T. Dillon
Chairman and Chief Executive Officer
August 14, 2003

/s/ Christopher P. Liddell
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Christopher P. Liddell
Senior Vice President and Chief Financial Officer
August 14, 2003